UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2023
Date of Report (Date of earliest event reported)

ELECTRAMECCANICA VEHICLES CORP.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8057 North Fraser Way Burnaby, British Columbia, Canada	V5J 5M8
(Address of principal executive offices)	(Zip Code)

(604) 428-7656
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	The Nasdaq Stock Market LLC

Warrants, each to purchase one Common Share	SOLOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure

On March 14, 2023, ElectraMeccanica Vehicles Corp. (the “Company” or “ElectraMeccanica”) issued a news release announcing the following:

Volcon Inc. (NASDAQ: VLCN) (“Volcon’’), the first all-electric, off-road powersports company, and ElectraMeccanica, a designer and manufacturer of electric vehicles revolutionizing the urban driving experience, today jointly announced that Volcon’s manufacturing partner, GLV, has chosen ElectraMeccanica’s state-of-the-art, recently commissioned, 235,000-square-foot HQ facility in Mesa, AZ for final assembly of Volcon’s next generation Grunt EVO and Runt fat-tired electric motorcycles.

“Our move is a significant milestone for us as we strive to bring manufacturing back to the United States, speed up the launch of our vehicles, and attempt to establish first-mover advantage in the electrification of the off-road powersports industry,” said Jordan Davis, CEO of Volcon ePowersports. “Additionally, we’re continuing to speed up our development and go-to-market process by adding this arrangement to our many key component suppliers such as BF Goodrich, Gates and several other key component providers.”

Susan E. Docherty, ElectraMeccanica CEO, stated: “Volcon’s an absolutely terrific fit for our Mesa facility, which has one of the best lean-assembly teams in the business. When we commissioned our Mesa HQ in December 2022, we said one of our primary goals was not only to assemble our own unique designs there, but also to help fellow native-EV manufacturers achieve their own go-to-market goals by leveraging our expertise and resources. I’m very proud to be able to contribute to Volcon’s success, and to use our plant to help grow the EV market overall.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	News Release dated March 14, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRAMECCANICA VEHICLES CORP.

DATE: March 14, 2023.	By:	/s/ Mark Orsmond
Mark Orsmond
Chief Financial Officer